THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N
Investor Advantage®, Investor Advantage® Fee-Based
Investor Advantage® Advisory, Investor Advantage® RIA
Investor Advantage® RIA Class

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Investor Advantage®, Investor Advantage® Fee-Based
Investor Advantage® Advisory

Supplement dated May 21, 2019 to the Prospectus dated May 1, 2019.

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.
The MFS® Variable Insurance Trust II has notified us that the name of the following fund will be changed effective June 1, 2019. There are no changes to the fees or investment objective. All other information about the fund can be found in the fund's prospectus.
CURRENT FUND NAME	NEW FUND NAME

MFS® VIT II International Value Portfolio	MFS® VIT II International Intrinsic Value Portfolio

Please retain this supplement for future reference.